UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) September 18, 2006
                                                        ------------------

                            DAUPHIN TECHNOLOGY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Illinois
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                 (State or Other Jurisdiction of Incorporation)

                33-4537-D                                 87-0455038
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        (Commission File Number)               (IRS Employer Identification No.)


    1014 East Algonquin Road, Suite 111, Schaumburg, IL                60173
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         (Address of Principal Executive Offices)                   (Zip Code)

                                  847-303-6566
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation
-------------------------------------------------

         On September 18, 2006 Dauphin filed Articles of Amendment to its Articles of Incorporation which increased the number of shares of common stock Dauphin is authorized to issue from 100,000,000 to 850,000,000. Par value of Dauphin's common stock was not changed and remains at $.001 per share. The amendment to Dauphin's Articles of Incorporation to increase its authorized shares was approved by the written consent of the holders of a 2/3 majority of the outstanding voting rights of Dauphin. The voting rights entitled to vote included votes attributed to Dauphin's common stock and Series A Preferred Stock.


Item 9.01 Financial Statements and Exhibits
-------------------------------------------

C - Exhibits

         Exhibit Number             Description
         --------------             -----------

         2.1                        Articles of Amendment to Articles of
                                    Incorporation


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  September 20, 2006                DAUPHIN TECHNOLOGY, INC.


                                          By:  /s/ Andrew J. Kandalepas
                                               ------------------------
                                               President/Chairman of the Board





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